Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-F

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                                         6/17/02


        Blended Coupon                                              6.4268%



        Excess Protection Level
          3 Month Average   2.78%
          July, 1997   2.78%
          June, 1997  N/A
          May, 1997  N/A


        Cash Yield                                  17.12%


        Investor Charge Offs                         4.54%


        Base Rate                                    9.80%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $706,000,000.00


        Seller Participation Amount                 $5,486,155,230.95